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                                                                      EXHIBIT C


CUSIP NO. 58449S-10-5                 13D



                                   Agreement
                         Joint Filing of Schedule 13D/A

The undersigned hereby agree to jointly prepare and file a Schedule 13D/A and any future amendments thereto reporting each of the undersigned's ownership of securities of Medical Alliance, Inc. and hereby affirm that such Schedule 13D/A is being filed on behalf of each of the undersigned. Each party will only be responsible for the accuracy of the information pertaining to that party and will be responsible for that party's filing fees.

Date: May 27, 1999                     MAPLELEAF CAPITAL, LTD.


                                       By: /s/ Jim Silcock, Partner
                                           -------------------------------------

                                       SUNWESTERN CAYMAN 1998 PARTNERS

                                       By: /s/ Jim Silcock, Partner
                                           -------------------------------------

                                       SUNWESTERN INVESTMENT FUND III

                                       By: /s/ Jim Silcock, Partner
                                           -------------------------------------

                                       /s/ Paul R. Herchman
                                       -----------------------------------------
                                       Paul R. Herchman

                                       /s/ Gary B. Hill
                                       -----------------------------------------
                                       Gary B. Hill

                                       /s/ David A. Kallenberger
                                       -----------------------------------------
                                       David A. Kallenberger

                                       /s/ Thomas A. Montgomery
                                       -----------------------------------------
                                       Thomas A. Montgomery

                                       /s/ Leon Pritzker
                                       -----------------------------------------
                                       Leon Pritzker

                                       /s/ Anthony J. LeVecchio
                                       -----------------------------------------
                                       Anthony J. LeVecchio